Q4 2023 INVESTOR PRESENTATION Transforming the way the world moves materials from Port to Home LIFT TRUCKS FUEL CELLSATTACHMENTS EXHIBIT 99 This presentation includes forward-looking comments subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Refer to Hyster-Yale’s reports filed on Forms 8-K (current), 10-Q (quarterly), and 10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation and for information reconciling financial measures to GAAP. Past performance may not be representative of future results. Forward-looking information noted in the following slides was effective as of the Company’s most recent earnings release and conference call (February 28, 2024). Nothing in this presentation should be construed as reaffirming or disaffirming the outlook provided as of that date. This presentation is not an offer to sell or a solicitation of offers to buy any of Hyster-Yale’s securities. Safe Harbor Statement and Disclosure 2 Q4 2023 Quarterly Overview 4 One company with three businesses, each offering a full line of products and services Hyster-Yale Materials Handling (NYSE: HY) LIFT TRUCK Core Business 1 BOLZONI Attachment Business 2 NUVERA Fuel Cell Business 3 F O R E A C H B U S I N E S S Board of Directors n CEO n P&L and balance sheet n Tailored incentive plans

Key Takeaways – Q4 2023 5 FY ’24 OUTLOOK Higher Operating profit expected vs. strong PY On-hand inventory substantial reduction forecasted Increased cash flow significant growth vs. PY Net Income comparable vs. PY IMPROVING FINANCIAL LEVERAGE 55% debt to total capital down from 71% at Q4 ‘22 Increased cash flow used to reduce debt levels HEALTHY BACKLOG Increasing value: Avg. sales price/ backlog unit +16% vs. PY Shorter Lead Times extended backlog down 8% vs. Q3 ‘23 Increased bookings expected FY ‘24 vs. PY from market share gains GROWING RESULTS $1.0B revenue +4% vs. PY $48.7M operating profit +146% vs. PY $25.2M net income +232% vs. PY HY HY Lift Truck(1) Bolzoni(1) Nuvera(1) Q4 2023 Q4 2022 Variance Q4 2023 Q4 2023 Q4 2023 Shipments 23,600 27,100 (3,500) Revenues $1,027.2 $985.2 $42.0 $981.5 $87.3 $0.2 Operating Profit (Loss) $48.7 $19.8 $28.9 $54.2 $2.6 ($8.0) Net Income $25.2 $7.6 $17.6 --- --- --- EBITDA(2) $61.4 $32.7 $28.7 $64.5 $4.8 ($7.8) SEGMENTSCONSOLIDATED ($M) Results for Q4 2023 vs. Prior Year ________ (1) These entities are presented on a stand-alone basis, and as such, do not sum to the Consolidated financial information. (2) EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP in the Appendix starting on page 55. (3) $8.2 million, net of taxes of $1.4 million. 6 • Revenue: $1B, +5% y/y - Price increases, currency effects, sales mix shift & parts sales, partly offset by lower unit volumes • Operating profit: +99% y/y - Favorable price-to-cost ratio & sales mix, partly offset by higher employee-related costs, including incentive compensation  Contains $9.6M (3) specifically due to Q4 ’23 stock price appreciation impact on equity component - 5.5% operating profit margin; 62% y/y incremental margin LIFT TRUCK • Revenue: $87M, down 5% y/y • Operating profit: +$0.6M vs. PY, which included $2.4M loss on sale of business - Excluding PY loss on sale, substantial y/y operating profit decline from higher operating expenses - Margins improved vs. PY due to currency effect & price increases offset by mix shift, lower volumes & higher material costs BOLZONI • Revenue: $0.2M; declined vs. PY - Revenue decline due to fewer engine shipments • Operating loss: lower vs. PY - Decrease in product development costs from U.S. government funding support for fuel cell R&D - Lower expenses more than offset by revenue decline NUVERA FUEL CELLS Quarterly Cash and Debt Positions As of 12/31/23: • ~$79m in Cash • Unused Borrowing Capacity of ~$270m • Ongoing working capital reduction and cost control focus • Q4 2023 dividends paid: $5.6m; FY 2023 $22.3m • Working Capital % of Sales: 19%; Target 15% - Inventory reductions remain a key priority Q4 2023 CAPITAL ALLOCATION 415 55% 30% 40% 50% 60% 70% 80% 100 200 300 400 500 Q4'19 Q2'20 Q4'20 Q2'21 Q4'21 Q2'22 Q4'22 Q2'23 Q4'23 Net Debt Debt to Total Capital % DEBT TO TOTAL CAPITAL IMPROVING VS. Q3 ’22 PEAK 7 ($M) 4 21 210 210 90 0 50 100 150 200 250 300 350 2023 2024 2025 2026 2027 2028 US EMEA FILO-ABL(2) DEBT MATURITIES 300 225 15(1) ABL(3) TLB(4) ($M) (1) Amortizing principal: ~$2.2M per year (2) New tranche of revolving loans under the ABL facility which expires May 2024 (3) ABL: Asset Backed Loan expires June 2026 (4) TLB: Term Loan, final payment due May 2028 No significant near-term debt maturities Projected Higher Consolidated Operating Profit; Comparable Net Income 2024 Outlook 8 • Improved sales activity vs. FY ’23 forecasted • Higher sales offset by increased development costs leading to comparable y/y operating results • Modest revenue improvement anticipated vs. FY ’23 as attachment volumes increase and legacy products phased out • Expected y/y operating profit increase as higher product margins & manufacturing efficiencies offset higher material and operating costs Comparable revenue; operating profit increase expected vs. strong FY ’23. Net income comparable to FY ’23 due to higher income tax expense: • H1 profit growth driven by strong margins from fixed-price backlog • Tempered H2 results from expiration of tariff exemptions & shipments of competitively priced 2024 orders. • Revenues & production and shipment rates expected to increase vs. PY • Operating profit increase expected vs. FY ’23 - Significant H1 ’24 operating profit increase y/y from higher volumes, favorable price-to-cost ratio. - H2 ’24 expected to moderate vs. H1 from tariff exemptions expiration, shipment of trucks ordered in 2024’s more competitive pricing environment & product mix shift LIFT TRUCK BOLZONI NUVERA FUEL CELLS CONSOLIDATED FY ‘24

Company Overview & Strategy Image Placeholder Use same image as slide 1; blend of all brands/solutions 10 One company with three businesses, each offering a full line of products and services Hyster-Yale Materials Handling (NYSE: HY) LIFT TRUCK Core Business 1 BOLZONI Attachment Business 2 Revenues $4,118 Operating Profit $209 Net Income $126 Americas 70.4% JAPIC* 4.9% EMEA 19.9% ~0% Nuvera Bolzoni 4.8% NUVERA Fuel Cell Business 3 CONSOLIDATED FINANCIALS SALES BY SEGMENT FY 2023 *JAPIC: Japan, Asia Pacific, India, China ($M) FY 2023 Global Leader in Material Handling Solutions GLOBAL EMPLOYEES • Lift Truck: 7,200 • Bolzoni: 1,200 • Nuvera: 200 GLOBAL INDUSTRY COVERAGE • Industry application focus • Full-range of classes 1 to 5 lift trucks • Integrated technologies • Full-range of attachments and power options, including fuel cells REGIONAL OPERATIONS • Focused design centers • Regional production and parts centers • 100,000+ trucks sold per year LOCAL SALES & SERVICE • HY and capable dual-brand dealers’ business models aligned • Entrepreneurial customer-focused dealers - ~900 dealer locations - ~3,100 sales professionals - ~10,600 technicians Serving customers globally, regionally and locally Lift Truck Production & Parts Lift Truck Design Bolzoni Production & Design Nuvera Production & Design 11 4,500 lbs C A P A C I T Y 100+ Years of Leading Innovations and Operational Excellence 12 100,000+ lbs 12 Clamps Multipallets Rotators Forks Full Range of Products, Power Options and Solutions CLASS 1 CLASS 2 CLASS 3 CLASS 4 CLASS 5 BIG TRUCKS: 8 to 52 TON *CB: Counterbalanced trucks ELECTRIC INTERNAL COMBUSTION (ICE) CLASS 1 CLASS 5 CB* WAREHOUSE EQUIPMENT COUNTERBALANCED BATTERY/FUEL CELL ICE Technology Solutions Electric/Hydrogen Internal Combustion (ICE) Power Options Attachments

TECHNOLOGY-ENABLED MATERIAL HANDLING SOLUTIONS Solving our customers’ most difficult problems Focused business portfolio and capabilities for long-term growth Investment Thesis 13 ATTRACTIVE GLOBAL MARKETS Support solid long-term growth potential in our 3 businesses ACCELERATING FINANCIAL RESULTS Drive accretive capital allocation HYDROGEN FUEL CELL SOLUTIONS Diverse portfolio of energy efficient products 14 Service plus technology capabilities enhance the core and accelerate performance Well-Defined, Long-Term Strategies Across All Businesses ENABLE STAKEHOLDERS’ SUCCESS • Customers • Dealers • Suppliers • Employees • Shareholders Management incentives aligned with long-term value creation and shareholder success GROW THE CORE • Growth through Economic engine - Consistent, pressure tested roadmap for GDP+ increases • Growth through industry expansion ENHANCE COMPETITIVE ADVANTAGE • Evolutionary Service solutions enhance core growth • Revolutionary Technology solutions accelerate growth • Accretive to core GDP+ growth POSITION FOR FUTURE GROWTH • Accretive capital allocation • Investing in strategic initiatives • Commercializing fuel cell technology Unique Business Model 15 OPTIMIZE CAPITAL DEPLOYED: • Independent dealer network • Independent suppliers • Financing arm (joint venture) CAPITAL EFFICIENT INVESTMENTS: • Modular, scalable product platforms • Manufacturing footprint optimization • “Center of Gravity” suppliers Focus on investments in areas of expertise over investments that require high capital carrying costs *ROTCE: Return on Total Capital Employed FINANCIAL TARGETS >20% ROTCE* 7% operating profit margin Efficient capital deployment targeting high returns 16 Optimized to deliver customer-centric solutions through our 3 businesses Operating Structure CUSTOMERS • Global • Full product line • Solving biggest pain points • Optimal Solutions • Customer Care Disciplined people, thoughts and actions DISTRIBUTION • Exclusive, independent dealers • Direct sales to major accounts • Focus on: ‒ Share growth ‒ Capturing full market potential INTERNAL CAPABILITIES • Modular, scalable platforms • “Center of gravity” suppliers • Optimized manufacturing footprint • Customer-focused aftermarket infrastructure

ELECTRIFICATION Fuel cells and smart batteries INFORMATION AS A SERVICE Telemetry and data services LOW-COST COMPETITION Modular, scalable platforms 17 Global Mega Trends Accelerate Growth PRODUCTIVITY Industry-specific approach to application challenges EMPLOYEE SAFETY Operator Assist and AGVs* LABOR SHORTAGES Automation TE CH N O LO G Y SO LV IN G C H AL LE N G ES Long-term growth rates supported by market shifts and HY’s unique capabilities * Automated Guided Vehicles Lift trucks increasingly impact every aspect of our lives 18 Products are handled numerous times by a forklift before they reach the end customer Lift Trucks are Integral to Our Lives Note: Forklift touches are estimates. Actual usage may vary per segment and customer Geographic and Product Balance Worldwide Distribution Strength to Drive Market Share Be the leader in independent distribution LIFT TRUCK BUSINESS Five core strategies to accelerate growth, each supported by strategic projects Our Economic Engine Drives Compounding Growth 19 Parts and Service Volume Large Lift Truck Population in Service Volume Economies of Scale Provide lowest cost of ownership, while enhancing productivity for customers Be the leader in the delivery of industry- and customer- focused solutions Be a leader in fuel cells and their applications Be the leader in the attachments business NUVERA BOLZONI Adaptable, agile, problem-solving business Specific Corporate, Lift Truck, Bolzoni and Nuvera Projects Commercial Discipline & New Products • Pricing • Technology solutions - Automation - Green energy REVENUE GROWTH Market Growth & Technology Innovation • Modular, scalable products • Solutions-based industry approach 20 Strategically Focused with Disciplined Execution Capital Efficiency & Supplier Optimization • “Center of gravity” suppliers • Manufacturing footprint optimization Smart Investments • Independent distribution • Partner collaboration PROFIT GROWTH CAPITAL DEPLOYMENTCASH GENERATION Connecting strategies to key projects within our businesses to achieve growth objectives PROJECTS FOR

BOLZONI NUVERA FUEL CELLSLIFT TRUCK 21 Central & Regional Structure • Modular, Scalable Platforms • Industry Approach & Solutions Technology to Address Customers’ Challenges • Leverage the HY Distribution Network 1 Company, 3 Synergistic Businesses Executing on growth strategies with a margin and cash emphasis Long-Term Financial Objectives REVENUE GROWTH GDP ++ • Global market expansion • Solution and asset- based selling • Technology as a service • Fuel cell adoption for electrification OPERATING PROFIT MARGINS 7% Sales • Modular and scalable vehicles • Pricing agility • Technology solutions • Fixed cost optimization WORKING CAPITAL 15% Sales • Supply chain and operations optimization • Advanced information systems • Inventory efficiency focus ROTCE >20% • Increased and consistent operating profits • Accretive capital allocation • Efficient capital base 23 All businesses contributing meaningfully to meet long-term targets Strategy Execution Accelerating Progress + + = Achieve long-term targets, sustain performance, intensify cash flow focus Significant Opportunities Remain 24 Revenue Working Capital % Sales(1) Operating Profit Margins ROTCE(1) ACHIEVE TARGETS • Modular, scalable products • Industry-specific solutions • Pricing agility and cost management • Optimized production and supply • Advanced technologies and services SUSTAIN PERFORMANCE • End markets grow with global consumption • Leadership in high-value product automation and fuel cells • Optimized cost structure absorbs business cyclicality • Efficient supply chain minimizes inventory transit • Investment discipline over efficient asset base 0 2,000 4,000 6,000 2019 2020 2021 2022 2023 Future GDP++ $M 0% 5% 10% 15% 20% 25% 2019 2020 2021 2022 2023 Future 15% Target (6%) (4%) (2%) 0% 2% 4% 6% 8% 7% Target (30%) (20%) (10%) 0% 10% 20% 30% Sustain at 20%+ Note: 2021/2022 results negatively impacted by global supply chain disruptions (1) Working Capital Percentage of Sales and ROTCE are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 55. 2019 2020 2021 2022 2023 Future 2019 2020 2021 2022 2023 Future

Generating consistent cash flows and making disciplined investments Accretive Capital Allocation Framework 25 Efficient Fixed Cost Utilization Effective Working Capital Management Capital Productivity Reduce Leverage Fuel Growth and Efficiency Acquire Capabilities Routine Debt Service Maintenance CapEx ~ equal to depreciation Research and Development product line evolution Reliable Dividends reflect business confidence Strong Operating Cash Flow Excess Free Cash Flow Consistent use of Cash Focus on balance sheet strength and flexibility ROTCE Goal: >20% Additional Shareholder Return • A leader in the emerging hydrogen economy • On path to volumes that support break- even results • Significant partnership opportunities Consistently strong core financial performance enhanced by fuel cell growth business Our Path to Long-Term Value Creation 26 + Valuation Multiplier Operating Profit & Margin >$350M / 7% Revenue >$5B Cash from Operations >$300M Future Operating Profit & Margin $209M / 5.1% Revenue $4.1B Cash from Operations $151M FY 2023 Revenue Growth GDP++ Operating Profit 7% Sales Working Capital 15% Sales Nuvera Fuel Cells ROTCE >20% Innovative, Disciplined, Long-term focused Company HY - A Solid Long-Term Investment Option 27 • Established industry provides consistent growth potential • High barriers to entry • Profit generation from new products / technology and market penetration • Strong operating cash generation potential • Venture / technology industry provides significant growth opportunities • Next generation technology / patents in fuel cell • Building for the future • Focused on increasing revenues near term Combining innovation and discipline to create strong outcomes INCREASING SHAREHOLDER VALUE FUEL CELL BUSINESS LIFT TRUCK & ATTACHMENT BUSINESS Lift Truck Business

29 Diversified across regions and product classes Accelerating Financial Performance 3.1 2.7 2.9 3.4 3.9 2019 2020 2021 2022 2023 Lift Truck Revenues • Strong recovery and growth trend • Improved price-to-cost ratio • Improving cash flow Unit Revenue by Class 23% Class 1 Electric 11% Class 2 Electric 7% Class 3 Electric 8% Class 4 ICE Class 5 ICE 51% Operating Profit Margin 2.7% 3.2% (3.0%) (0.3%) 5.9% (4%) (2%) 0% 2% 4% 6% 8% 2019 2020 2021 2022 2023 Target 7% Source: Company FY 2023 Unit Revenues ($B) Industrials 22% Full-line global lift truck manufacturer serving diverse end markets 16% Service, Rental & Other Electric Units Aftermarket 6% Independent Dealers 30 Revenue Diversification 2023 Lift Truck Sales by Product _____________________ (1) Includes Big Truck sales that represent 10% of total sales. (2) Represents Hyster-Yale North American Lift Truck unit shipments by industry. 2023 Retail Lift Truck Shipments by End Market(2) (1) 2023 Lift Truck Distribution Channel Mix 81%19% Major Accounts Food and Beverage 16%37% Retail and Durable Goods Logistics 25% ICE 46% 32% Large installed lift truck base drives parts sales ~ 1,008K units @ 12/31/23HY sales of ~ 102.2K lift truck units in FY 2023 1,182 1,395 1,538 1,507 1,638 2,341 2,183 2,019 1,912 1,944 0 300 600 900 1,200 1,500 1,800 2,100 2,400 2016 2017 2018 2019 2020 2021 2022 LTM Q323 Est. FY23 Est. FY24 Estimates 7-Year CAGR (2016 – 2022) = 10.3% (units in thousands) Global Lift Truck Industry Size* _____________________ Trend line represents 10.3% 7-year CAGR Average Industry Size. Source: WITS*. Represents annual order intake through 9/30/23. Growth linked to worldwide movement of all goods Global Lift Truck Industry Industry Units by Class 18% Class 1 Electric 7% Class 2 Electric 47% Class 3 Electric 1% Class 4 ICE Class 5 ICE 27% _____________________ Source: WITS*. LTM 9/30/23 Orders Reports ICE = Internal Combustion Engine Americas EMEA Asia-Pacific China 31 Class 1* 23% Class 2* 11% Class 4* 8% Class 5* 51% _____________________ Source: Company: LTM 9/30/23 Unit Revenues Class 1* 26% Class 2* 14% Class 3* 13% Class 5* 44% EMEA 30% Americas 20% China 39% Diversified across regions and product classes Lift Truck Unit Bookings and Revenue by Class Industry Bookings by Geography _____________________ Source: WITS*. LTM 9/30/23 Orders Reports. * WITS Industry Data reported 1 quarter in arrears. _____________________ Source: Internal Company estimates through 9/30/23 HY Unit Revenue by ClassIndustry Unit Revenue by Class Estimated Industry Revenue Mix HY unit bookings mix weighted toward the Americas HY revenue mix weighted toward higher-priced Class 4 & 5 units 32 HY Bookings by Geography Americas 65% EMEA 24% China 5% _____________________ Source: Company: LTM 9/30/23 Units Orders Note: Units sold direct by SN JV are not included *Note: Class 1, 2, 3 - Electric Class 4, 5 – ICE (Internal Combustion Engine) Takeaway 11% Asia-Pacific / Japan 6% Asia-Pacific / Japan Class 4 3% 7% Class 3*

33 Growth Potential On Top of GDP+ Market Robotics Modular, Scalable Operator Assist Installation, Commissioning Telematics Electrification Warehouse Engineered Solutions Independent Dealers Fleet & Consulting Connected Lift Trucks Customer Care (HYCare) Subscription Support Breadth Exclusive Features Scalability Integrated Solutions Modular Design Hyster-Yale Competitive Advantages Evolutionary advantages enhance the core • Revolutionary shifts accelerate performance Evolving capabilities align with market growth elements Lift Trucks (Core Products) Economic Engine GDP+ Revolutionary GDP++ Core Lift Truck Products Technology to Enhance User Outcomes Services Provided to Customers Evolutionary Americas Warehouse vs. IndustrialsLift Truck Market Penetration Key Opportunities for Market Share Growth 34 Americas EMEA JAPIC To ta l M ar ke t S ize Growth Opportunity • Modular, scalable products fit for region • Globally enhanced sales capabilities • Strengthening AsOne distribution • Focused leadership, talent and organization REGIONAL GROWTH POTENTIAL • New warehouse-focused Yale® branding • Specialization + emerging technology solutions • Evolving electrification capabilities • Enhanced industry focused coverage INDUSTRY GROWTH POTENTIAL Warehouse Industrials To ta l M ar ke t S ize Hyster-Yale Others Hyster-Yale Others Leverage global capabilities to achieve share potential across markets (1) Majority of China market dominated by Chinese OEMs – not readily accessible to non-Chinese OEMs China(1) Market Growth Opportunity Source: WITS shipments* data LTM 12/31/22 and Company shipments LTM 12/31/22 *WITS shipments* data available 6 mos. in arrears. 35 Expanding Solutions Address Global Industry Requirements Enhancing competitive capabilities across product breadth, scalability and technology MODULAR / SCALABLE PLATFORMBREADTH Simplifies operations; maximizes configurability; generates enhanced profits Complete product range to serve nearly every application EMERGING TECHNOLOGIES Practical innovations across platforms simplify adoption Image ELECTRIFICATION Rapidly adding electrification power options for all models to support zero emissions 36 Far-reaching effects across all Lift Truck Business operations Core Product Strategy – Modular & Scalable Platforms Modular, Scalable Products: • Configurable to meet exact customer needs • Simplified assembly operations • Streamlined aftermarket parts requirements • Increased cash efficiency through supply chain and manufacturing footprint optimization - Goal: estimated 70% supplier reduction over next 4 years • Increased market share and profitability 0 1,000 2,000 3,000 4,000 5,000 6,000 2021 2022 2023 Americas EMEA Asia-Pacific (coming ‘24)(units) Modular, Scalable Shipments

37 Technology innovation driving breakthrough results Solving Customers’ Issues with Emerging Technology Solutions DATA ANALYTICS Telemetry data helps improve operator safety, TCO* and productivity 75,000+ Active units Projected Growth 7%+ per year** Digitization • Automation • Decarbonization SMART MACHINES Operator assist systems help reduce incidents and damage; lowers TCO 6,000+ HY units in field Projected Growth 20%+ (7-year CAGR)** FULL AUTOMATION Robotic lift trucks lower labor costs, product damage and TCO 500+ HY units in field Projected Growth 25%+ (7-year CAGR)** ZERO EMISSIONS (ZE) Lithium-ion & Hydrogen Fuel Cells open path to decarbonization < 100 units ZE Heavy-Vehicle units in field Projected Growth 50%+ (7-year CAGR)** *TCO: Total Cost of Ownership **Source: Internal company estimate. Independent DISTRIBUTION Model 38 Leveraging Independent Distribution to Win Delivering exceptional customer experience while increasing capital efficiency • Capable dual-brand distributors • Entrepreneurial customer focus • Investment in retail excellence • Commercial leadership and enablement • Solution-focused capital investments • High return on total capital employed • Differentiated AsOne value to customer • OEM and dealer aligned business models • Optimizes long-term strategy and agilitySYNERGY DEALER HYSTER-YALE Lift Truck Business is the Core Platform for Delivering Value 39 Vehicle for high-margin solutions and service growth • Experienced, global market leader • Mature lift truck industry provides core platform for growth • GDP+ market growth with HY share upside potential • Strategically positioned for profit expansion across business Key Takeaways Attachments Need a good Bolzoni photo on a Hyster truck

41 Award-winning Attachment Business makes HY a leading player in the industry Bolzoni Attachments are Critical to Productivity Solutions Focused on serving lift truck OEMs* and other attachment customers using an industry approach and dealer collaboration *OEM: Original Equipment Manufacturer Operating Profit Margin 1.4% 0.4% (0.5%) 1.7% 4.1% (2%) 0% 2% 4% 6% 8% 2019 2020 2021 2022 2023 Net Sales by Product Line Diversified across regions and product classes Accelerating Financial Performance 42 Net Sales • Strong recovery and growth post-2020 • Growth moderated by lower legacy transmission and axle sales to Lift Truck business Target 7%345 284 348 356 375 2019 2020 2021 2022 2023 53% Attachments 2% Lift Tables 8% Forks 37% Legacy Components Source: Company FY 12/31/23 Unit Revenues ($M) Bolzoni Attachment Market Penetration* Leveraging high-quality products and deep industry experience Significant Global Growth Opportunities 43 EMEA Americas JAPIC To ta l M ar ke t S iz e Bolzoni Others AREAS OF FOCUS EXPANDING MARKET SHARE • Americas and JAPIC markets • Products well aligned with market segment needs INDUSTRY FOCUS • One company, 3 brands serving multiple industries • Well-respected brands in many industries • Innovative, high-quality products sold across geographies, major OEMs and industries PRODUCT DEVELOPMENT, NEW TECHNOLOGIES • Economic trends, customer challenges, and automation driving need for technology enhancements Growth Opportunity *Internal company estimates GROWTH AUTOMOTIVE & 3PL* Preferred supplier of high-performance rotating tire clamp in growth industries PULP & PAPER Auramo Paper roll clamps well-respected industry brand HOME APPLIANCES Bolzoni High-tech carton clamp helps reduce product damage BEVERAGE Meyer Innovative double-pallet handler • Industry-standard • Productivity multiplier Leveraging high-quality, respected brands and products in growth industries 44 Driving Growth, Industry by Industry *3PL: Third-Party Logistics

26% OEM 2 22% OEM 3 13% OEM 4 Substantial opportunities to reach consistent profitability at target margin Clear Path to Achieving Profitability Goals 45 *Excludes cylinder sales to HY Addressable Market Growth Product Margin Expansion Improved Efficiencies Create Synergies Strong OEM Relationships Diversify Revenue Increase Americas and JAPIC market participation and share One company, 3 brands allows for an agile, unified market approach Sell to HY and other leading OEMs Increase in higher-margin, technologically-advanced products expected FY 2023* 5% Other OEM 34% OEM 1 OEM Top Customers Bolzoni, a Strategic Multiplier for HY 46 Key Takeaways • Expanding market presence outside Europe • Investing in customer-driven product innovation • Accelerating financial results with ongoing margin expansion opportunities ENHANCES HY VALUE CREATION Working capital and cash improvements focus Completes HY solution Enhance HY market penetration opportunities in EMEA Developing future talent to sustain business fundamentals Growth and margin expansion support HY goals Sell to Everyone; deepen and diversify relationships Disciplined execution and operational efficiencies Nuvera Fuel Cells Nuvera Fuel Cells makes HY a leading player in zero-emission power products Hydrogen-Fueled Solutions are a Competitive Advantage 48 Focused on fuel cell engines and systems for heavy-duty market segments where batteries are a sub-optimal solution

Market is Immense, Adoption Rate has Slowed • Market growth behind expectations mostly due to infrastructure gaps • Nuvera targeting early adopting customers and regions worldwide • Nuvera products’ modularity enables use in new end-markets: − Marine − Power Generation − Rail Nuvera Fuel Cells focused on scalable products capable of broad market applicability 49 117 48 46 34 21 19 18 17 Europe Latin America North America Oceania Middle East Africa China Rest of Asia 2022 FY 2023 January only 50 Hydrogen demand growth has outpaced current availability • Hydrogen / fuel cells being aggressively supported by governments • Hydrogen infrastructure development accelerating globally • Cost and operational challenges decreasing with growing availability Source: Hydrogen Council, McKinsey & Company, May 2023 Availability increasing but remains an industry bottleneck ($B) Announced hydrogen supply projects through January 2023 Increasing number of applications of Nuvera’s fuel cell engines worldwide Nuvera Fuel Cells is focusing on Growth Opportunities in Target Markets PORT EQUIPMENTON-ROAD OFF-ROAD MARINE STATIONARY & PORTABLE • Refrigerated Delivery Truck • Semi-truck • 10.5m / 9m Bus • Prototype Car • Wheel Loader • Mining Truck • Shunt Locomotive • Forklift Trucks • Terminal Tractor • Reachstackers • Top Loader • Port Cranes • Water Taxi • Marine Power Pack • Modular Power Pack • Auxiliary Power • Stationary Power • Power Generator • Mobile Power Station • Power Pack • EV Rapid Charger 51 Filling Order Pipeline in Target Markets with Volume Potential 52 2020 – 2 active customer engagements 2023 – 100 active customer engagements Ongoing product demonstrations in over 20 applications Nuvera Fuel Cells actively participating in all phases of customer adoption

Nuvera Fuel Cells is a Strategic Multiplier for HY 53 • Clean power source for 20+ applications today • HY Lift Trucks successfully electrified 4 HD models with Nuvera® Fuel Cells • Expanding fuel cell engine portfolio & services • Increasing number of addressable markets • With Nuvera Fuel Cells, HY is a leader in emission-free powertrain solutions Key Takeaways Step Change in emission-free powertrain solutions Appendix Non-GAAP Disclosure 55 Working capital percentage of sales, Return on total capital employed and Adjusted EBITDA are not measurements under U.S. GAAP, should not be considered in isolation or as a substitute for GAAP measures, and are not necessarily comparable with similarly titled measures of other companies. Hyster-Yale defines each as the following:  Working capital percentage of sales is defined as net working capital as a percentage of revenue. Net working capital is defined as accounts receivable plus inventories less accounts payable.  Return on total capital employed (“ROTCE”) is defined as net income (loss), as reported, before interest expense, after tax, divided by average capital employed. Average capital employed is defined as average stockholders’ equity plus average debt less average cash.  Consolidated Adjusted EBITDA is defined as income (loss) before goodwill and fixed asset impairment charges, income taxes and noncontrolling interest plus net interest expense and depreciation and amortization expense. Adjusted EBITDA for the segments is defined as operating profit (loss) before goodwill, fixed asset and other intangible assets impairment charges plus other income (expense) and depreciation and amortization expense. For reconciliations from GAAP measurements to non-GAAP measurements, see the following pages. Working Capital Percentage of Sales Calculation 56 ($M) 2019 2020 2021 2022 2023 Accounts receivable 468.3 412.1 457.4 523.6 497.5 Inventory 559.9 509.4 781.0 799.5 815.7 Accounts payable (417.1) (428.1) (541.4) (607.4) (530.2) Net Working Capital(1) 611.1 493.4 697.0 715.7 783.0 Revenue 3,291.8 2,812.1 3,075.7 3,548.3 4,118.3 Net Working Capital as % of Revenue 19% 18% 23% 20% 19% (1)Net working capital is equal to accounts receivable, net, plus inventories, net, less accounts payable.

Non-GAAP Reconciliation ROTCE 57 ($M) 2019(1) 2020(1) 2021(1) 2022(1) 2023(1) Average Stockholders' Equity 527.8 554.5 525.5 241.9 288.9 Average Debt 324.0 310.3 373.4 535.2 532.2 Average Cash (63.4) (83.4) (93.8) (66.8) (69.3) Average capital employed 788.4 781.4 805.1 710.3 751.8 Net Income (loss) 35.8 37.1 (173.0) (74.1) 125.9 Pluse: Interest Expense, net 18.0 12.3 14.9 27.3 34.7 Less: Income taxes on interest expense, net(2) (4.7) (3.2) (3.9) (6.8) (8.7) Actual return on capital employed = actual net ncome (loss) before interest expense, net, after tax 49.1 46.2 (162.0) (53.6) 151.9 Actual return on capital employed percentage(3) 6.2% 5.9% (20.1%) (7.5%) 20.2% (1) Average stockholders' equity, debt and cash are calculated using the quarter ends and year ends of each respective year. (2) Tax rate used is the Company's target U.S. marginal tax rate. Rates used were 26% for 2019, 2020 and 2021 and 25% for 2022 and 2023. (3) Return on capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company's cost of capital employed, which includes both equity and debt securities, net of cash. ($ in millions) Year Ended December 31 Qtr. Qtr. Consolidated 2019 2020 2021 2022 2023 12/31/23 12/31/22 Reconciliation of Adjusted EBITDA Net income (loss) attributable to stockholders $35.8 $37.1 $(173.0) $(74.1) $125.9 $25.2 $7.6 Goodwill and other intangible assets impairment charges - - 55.6 - - - - Fixed Asset impairment charges - - 10.0 - - - - Noncontrolling interest income and dividends 0.8 1.4 (10.2) 2.5 2.2 0.5 0.3 Income tax provision 11.3 3.7 28.3 9.2 52.9 16.0 5.2 Interest expense 19.8 13.7 15.5 28.4 37.3 9.1 9.5 Interest income (1.8) (1.4) (0.6) (1.1) (2.6) (0.7) (0.3) Depreciation and amortization expense 43.3 42.9 46.2 43.4 45.1 11.3 10.4 Adjusted EBITDA $109.2 $97.4 $(28.2) $8.3 $260.8 $61.4 $32.7 ($ in millions) Year Ended December 31 Qtr. Lift Truck 2019 2020 2021 2022 2023 12/31/23 Reconciliation of Adjusted EBITDA Operating Profit (Loss) $85.6 $85.6 $(86.9) $(10.4) $229.6 $54.2 Goodwill and other intangible assets impairment charges - - 55.6 - - - Other income (expense) 10.9 3.3 7.3 3.7 7.6 2.1 Depreciation and amortization expense 30.6 30.1 32.3 31.0 32.6 8.2 Adjusted EBITDA $127.1 $119.0 $8.3 $24.3 $269.8 $64.5 Non-GAAP Reconciliation Adjusted EBITDA _____________________ Note: Adjusted EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. Adjusted EBITDA does not represent net income (loss) or operating income (loss), as defined by U.S. GAAP, and should not be considered as a substitute for net income or net loss or operating profit or loss, or as an indicator of operating performance. The Company defines Consolidated Adjusted EBITDA as income (loss) before Goodwill and fixed asset impairment charges, income taxes and noncontrolling interest plus net interest expense and depreciation and amortization expense. The Company defines Adjusted EBITDA for the segments as operating profit (loss) before Goodwill, fixed asset and other intangible assets impairment charges plus other income (expense) and depreciation and amortization expense. Adjusted EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies. 58 Non-GAAP Reconciliation Adjusted EBITDA continued ($ in millions) Year Ended December 31 Qtr. Bolzoni 2019 2020 2021 2022 2023 12/31/23 Reconciliation of Adjusted EBITDA Operating Profit (Loss) $4.7 $1.0 $(1.8) $6.2 $15.3 $2.6 Other income (expense) (0.2) - 0.5 0.3 (0.5) (0.6) Depreciation and amortization expense 11.7 11.7 12.7 11.7 11.7 2.8 Adjusted EBITDA $16.2 $12.7 $11.4 $18.2 $26.5 $4.8 ($ in millions) Year Ended December 31 Qtr. Nuvera 2019 2020 2021 2022 2023 12/31/23 Reconciliation of Adjusted EBITDA Operating Profit (Loss) $(36.3) $(36.1) $(62.3) $(34.3) $(36.4) $(8.0) Fixed asset impairment charges - - 10.0 - - - Other income (expense) 1.3 1.3 4.5 - - - Depreciation and amortization expense 1.0 1.1 1.2 0.7 0.7 0.2 Adjusted EBITDA $(34.0) $(33.7) $(46.6) $(33.6) $(35.7) $(7.8) _____________________ Note: Adjusted EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. Adjusted EBITDA does not represent net income (loss) or operating income (loss), as defined by U.S. GAAP, and should not be considered as a substitute for net income or net loss or operating profit or loss, or as an indicator of operating performance. The Company defines Consolidated Adjusted EBITDA as income (loss) before Goodwill and fixed asset impairment charges, income taxes and noncontrolling interest plus net interest expense and depreciation and amortization expense. The Company defines Adjusted EBITDA for the segments as operating profit (loss) before Goodwill, fixed asset and other intangible assets impairment charges plus other income (expense) and depreciation and amortization expense. Adjusted EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies. 59 Supplemental Information

Industry Lift Truck Market Size Data Lift Truck Market Size Data WITS Orders Basis (1) 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Europe 265,896 278,024 312,455 327,173 380,557 445,583 411,107 222,883 299,387 368,286 351,441 North America 147,322 155,191 186,192 198,058 212,953 191,384 159,279 98,338 136,050 169,589 181,191 Total Americas 158,388 168,471 206,225 221,155 242,186 234,353 200,178 118,835 180,903 224,501 229,565 A/P, China and Japan (1a) 138,452 155,094 185,530 201,062 232,438 271,018 260,246 205,114 314,162 381,795 363,399 Global Market 562,736 601,589 704,210 749,390 855,181 950,954 871,531 546,832 794,452 974,582 944,405 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023E* 2024E Europe 357,452 387,905 412,642 457,333 509,157 563,573 528,859 502,013 770,751 683,248 597,000 600,000 North America 200,939 219,444 235,128 240,836 266,543 276,904 255,241 285,347 458,082 466,328 271,000 283,000 Total Americas 252,930 267,546 277,315 280,827 315,395 328,349 306,214 305,748 491,329 494,763 304,000 311,000 A/P, China and Japan (1a) 399,395 438,510 409,923 443,938 570,443 646,057 671,803 829,853 1,078,507 1,003,839 1,011,000 1,033,000 Global Market 1,009,777 1,093,961 1,099,880 1,182,098 1,394,995 1,537,979 1,506,876 1,637,614 2,340,587 2,181,850 1,912,000 1,944,000 (1) In 2009, Hyster-Yale switched to tracking Industry data on a World Industrial Truck Statistics ("WITS") Orders Basis. WITS statistics began in 2002. (1a) Beginning in 2014 includes India local production Industry forecast (light blue columns) – source: Derived from DRI-WEFA and Oxford Economic Forecasts 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 Europe (FEM/JIVA) (3) 150,250 121,922 135,318 152,667 174,953 176,294 187,902 219,615 227,697 274,681 North America (2) (3) 106,590 120,679 154,167 162,725 152,763 178,456 192,192 197,436 205,033 145,967 Total Americas (2) (3) 114,411 127,308 162,261 171,682 168,170 193,413 207,018 209,843 223,499 161,316 A/P, China and Japan (3) 134,635 123,913 119,733 135,050 148,135 148,441 111,848 104,781 122,354 123,780 2002 2003 2004 2005 2006 2007 2008 2009 Europe (FEM/JIVA) (3) 256,717 263,972 286,546 302,158 337,326 382,047 376,945 201,352 North America (2) (3) 144,529 151,911 182,450 194,475 207,919 185,726 149,863 95,562 Total Americas (2) (3) 156,702 166,328 203,552 218,908 238,141 229,509 192,134 115,752 A/P, China and Japan (3) 129,333 146,334 171,000 195,386 222,074 250,684 257,604 199,159 Non-WITS Prior Year Information: Lift truck market size history – source: Industrial Truck Association, Japan Industrials Vehicle Association ("JIVA"), European Federation of Materials Handling ("FEM"), World Industrial Truck Association (2) Total Americas numbers for 1992-2008 include North America Commercial, Government and Latin America. Prior years are North America Commercial only. (3) Industry information is based upon the reporting basis of each individual region, which varies according to the industry trade groups in that region: Americas - North America & Government - Retail bookings Americas - Latin America - Factory bookings Europe & Japan - Factory shipments A/P & China - Factory bookings *Note: 2023E based on WITS information through 9/30/23 and company estimates. WITS Industry Data reported one quarter in arrears. 61 Launched in 2023:  Expanded scalable configurations for modular 2-3.5 ton Pneumatic ICE trucks for AM & EMEA regions.  New mini 5 ton @ 600mm load center ICE counterbalanced Hyster® UT, Yale® UX lift trucks for AP region.  New 8- to 10-ton ICE Hyster® UT, Yale® UX counterbalanced truck for China region.  Delivered Hydrogen powered Reach Stacker to Port of Valencia, Spain for testing.  New Platform double stacker with drive-by wire steering and enhanced productivity for EMEA region.  New high performance 2- to 7-ton integrated Li-ion counterbalanced Maximal-branded truck for global regions  New 45-ton Electric Reach Stacker with Li-ion battery Maximal-branded truck for China region. HY Product Launches Above list is based on current information and launches could be adjusted based on market conditions Expected Launches in H1 2024:  New modular 2- to 3.5-ton Pneumatic ICE Standard & Premium Configurations AP region / Value Configurations for AM & AP regions.  New modular 1-2.0 ton Pneumatic and 2- to 3.5-ton Cushion products for AM & EMEA regions.  New 3,000 to 7,000 lb 3-Wheel & 4-Wheel Cost-Effective Li-Ion Electric Rider for AM region.  New 8- to 10-ton high performance integrated Li-ion electric counterbalanced truck for China region.  Deliver first hydrogen-powered Terminal Tractor to port in Hamburg, Germany for testing.  New 2-ton Platform Pallet Truck & Low-Level Order Picker for AP market (Standard Version)  New Outdoor Moving Mast Reach Truck (MMRT).  Targeted introductions of internally developed, modular automated trucks.  Expand options for Hyster® UT, Yale® UX, and Maximal-branded lift trucks for all regions. 62 Disciplined Capital and R&D Expenditures 63 0 20 40 60 80 100 2020 2021 2022 2023 Est. 2024 Lift Truck IT Systems Nuvera Bolzoni C A P I TA L E X P E N D I T U R E S R & D E X P E N D I T U R E S 0% 2% 4% 0 40 80 120 160 2019 2020 2021 2022 2023 Est. 2024 Bolzoni Nuvera Lift Truck ($M) ($M) • 2024 estimated capital expenditures of $87 million vs. 2023 restrained level of $35 million. • 2024 includes return to investing for business growth and network efficiency ~38% of HY revenues come from new products released in the past 5 years R&D % of Revenues Class 1* 25% Class 2* 10% Class 4* 8% Class 5* 51% _____________________ Source: Company: Q4 2023 Unit Revenues Class 1* 23% Class 2* 8% Class 3* 33% Class 5* 31% ____________________ Source: Company: Q4 2023 Units Shipped Note: Units sold direct by SN JV are not included Americas 66% EMEA 23% China 8% _____________________ Source: Company: Q4 2023 Units Shipped Note: Units sold direct by SN JV are not included Americas 66% EMEA 25% China 7% HY Lift Truck Unit Shipments @ Quarter and Year-End 12/31/23 Class 1* 21% Class 2* 8% Class 3* 31% Class 5* 34% Class 1* 23% Class 2* 11% Class 4* 8% Class 5* 51% 7% Class 3* _____________________ Source: Company: LTM 12/31/23 Unit Revenues _____________________ Source: Company: LTM 12/31/23 Units Shipped Note: Units sold direct by SN JV are not included ____________________ Source: Company: LTM 12/31/23 Units Shipped Note: Units sold direct by SN JV are not included HY Q4 ‘23 Lift Truck Unit Revenue by ClassHY Q4 ’23 Lift Truck Units by ClassHY Q4 ’23 Lift Truck Units Sold by Geography HY FY ’23 Lift Truck Units Sold by Geography HY FY ’23 Lift Truck Units by Class HY FY ’23 Lift Truck Unit Revenue by Class 64 2% Asia-Pacific / Japan 3% Asia-Pacific / Japan *Note: Class 1, 2, 3 - Electric Class 4, 5 – ICE (Internal Combustion Engine) 6% Class 3* 5% Class 4* 6% Class 4*